RBC Capital Markets

MLP Conference

November 15-16, 2007

© DCP Midstream Partners, LP 2007

Forward Looking Statements

Under the Private Securities Litigation Reform Act of 1995

This document may contain or incorporate by reference forward-looking statements as defined under the federal securities laws regarding DCP Midstream Partners, LP, including projections, estimates, forecasts, plans and objectives.  Although management believes that expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to be correct.  In addition, these statements are subject to certain risks, uncertainties and other assumptions that are difficult to predict and may be beyond our control. If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, the Partnership’s actual results may vary materially from what management anticipated, estimated, projected or expected. Among the key risk factors that may have a direct bearing on the Partnership’s results of operations and financial condition are:

       the level and success of natural gas drilling around our assets and our ability to connect supplies to our gathering and processing systems in light of competition;

       our ability to grow through acquisitions, asset contributions from our parents, or organic growth projects, and the successful integration and future performance of such assets;

       our ability to access the debt and equity markets;

       fluctuations in oil, natural gas, propane and other NGL prices;

       our ability to purchase propane from our principal suppliers for our wholesale propane logistics business;  and the credit worthiness of counterparties to our transactions.

Investors are encouraged to closely consider the disclosures and risk factors contained in the Partnership’s annual and quarterly reports filed from time to time with the Securities and Exchange Commission. The Partnership undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  Information contained in this document is unaudited, and is subject to change.

dcp Midstream
dcp Midstream Partners

© DCP Midstream Partners, LP 2007

64.6% Common
LP Interest
(15.7MM units)

33.9% Subordinated and Common LP Interests

(8.2MM units)

1.5% GP Interest

NYSE: DPM

50%

50%

Spectra Energy

ConocoPhillips

Public

Unitholders

Natural Gas Services

NGL Logistics

Wholesale Propane Logistics

Our Partnership and Our Sponsors

Office
DCP Midstream Partners Gas Plant
DCP Midstream Gas Plant
JV - Operated by Other Facility
DCP Midstream Partners Propane Terminal
DCP Midstream Partners Pipeline
DCP Midstream Pipeline
JV and OBO Pipelines

© DCP Midstream Partners, LP 2007

One of the nation’s largest
natural gas gatherers and
producers & marketers of
NGLs

54 owned or operated plants,
10 fractionators and 58,000
miles of pipe

2006 net income in excess
of $1.1 billion

Industry leading midstream business

Our General Partner: DCP Midstream, LLC

Well positioned to execute growth strategy

Ability to capitalize on strong sponsorship

Assets with strong market positions

Stable cash flows from fee and substantially hedged commodity positions

Experienced management team with a demonstrated track record of growing midstream and MLP businesses

Organic growth potential

Low cost of capital to facilitate growth strategy

Key Investment Highlights

2007 Operating Highlights

Expanded operations provide platform for future growth

Closed $625 million of growth acquisitions

Diversified operating footprint into new basins

Completed temporary Collbran plant expansion in Piceance Basin;
permanent expansion to be completed 1Q 2008

Expanded wholesale propane logistics footprint with completion of Midland terminal

$ per unit
$0.60
$0.55
$0.50
$0.45
$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
57.1% Growth
1Q '06
2Q '06
3Q '06
4Q '06
1Q '07
2Q '07
3Q '07

Indexed price %
250%
225%
200%
175%
150%
125%
100%
75%
12/2/05
3/25/06
7/24/06
11/19/06
3/16/07
7/11/07
11/6/07
Alerian MLP Index
DCP Midstream
S&P 500

© DCP Midstream Partners, LP 2007

© DCP Midstream Partners, LP 2007

Growth Drives Impressive Total Return

Quarterly Distributions

Comparative Total Returns

$0.405

$0.430

$0.465

$0.530

$0.380

$0.350

116%

25%

42%

$0.550

Overview of Business Strategies

and Recent Transactions

© DCP Midstream Partners, LP 2007

STRATEGIES

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© DCP Midstream Partners, LP 2007

Our primary business objective: increase our cash distribution per unit

Business Strategies

Pursue strategic and accretive acquisitions

Consolidate with and expand existing infrastructure

Pursue new lines of business and geographic areas

Potential to acquire assets from Sponsors

Capitalize on organic expansion opportunities

Expand existing infrastructure

Develop projects in new areas

Maximize profitability of existing assets

Increase capacity utilization

Expand market access

Enhance operating efficiencies

Leverage ability to provide integrated services

BUILD:

ACQUIRE:

OPTIMIZE:

Transactions/projects completed since IPO

Steady operating results support healthy distributable
cash flow and distribution increase

Distributions now 57.1% over MQD

Provided total unitholder return of 116% through
11/06/07

Successful Execution of Business Strategies

  3rd Party Acquisitions                                                            Transaction Value ($MM)

            New geographic areasAnadarko                       $181

            Expand existing footprint                              Laser                                     10

  Dropdown Transactions

            New lines of business  Wholesale Propane                                   83

            New assets in new geographic areas                              Discovery & East Texas                          270

  Transactions in Conjunction with Sponsor

            New assets in new geographic areas                              Momentum                          165

  Build New Assets                  Wilbreeze                            12

  Total                                 $721

2006 / YTD 2007 Financial Highlights

ID
WY
SD
NE
WI
IA
IL
IN
UT
CO
KS
MO
KY
AZ
NM
OK
AR
MS
AL
LA
Minden Processing Plant and Gathering System
Ada Processing Plant & Gathering System
Black Lake NGL Pipeline
Pelico Transportation System
Seabreeze NGL Pipeline

© DCP Midstream Partners, LP 2007

Gulf Coast focus

System Map - At Time of IPO

Two business segments

Five assets:

Minden Processing Plant
and Gathering System

Pelico Transportation
System

Ada Processing Plant and
Gathering System

Black Lake NGL Pipeline
(45%)

Seabreeze NGL Pipeline

ID
WY
SD
NE
UT
CO
KS
AZ
NM
OK
TX
AR
LA
MS
AL
KY
TN
MO
Momentum Gathering and Processing
Anadarko Gathering
Laser Extension
East Texas
Discovery
Wilbreeze NGL
Wholesale Propane Distribution
NY
PA
OH
WV
VA
MD
DE
VT
NH
ME
MA
CT
RI

© DCP Midstream Partners, LP 2007

Acquisitions and construction diversify cash flow and grow asset footprint

Three business segments

13 assets:

Minden Processing Plant and
Gathering System

Pelico Transportation System

Ada Processing Plant and
Gathering System

Black Lake NGL Pipeline
(45%)

Seabreeze NGL Pipeline

Wholesale Propane
Distribution (GSR)

Discovery (40%)

East Texas (25%)

Momentum Powder River
Basin

Momentum Piceance Basin
(70%)

Lindsay Gathering

Wilbreeze NGL Pipeline

Laser Extension

System Map - Current

Business Segment Overview

© DCP Midstream Partners, LP 2007

WY
Douglas Gathering System
Collbran Gathering System & Processing Plant
CO
Lindsay Gathering System
OK
AR
Minden Gathering System & Processing Plant
East Texas System & Processing Plant
Pelico Transportation System
TX
LA
Ada Gathering System & Processing Plant
Discovery System

▪

▪

▪

© DCP Midstream Partners, LP 2007

Integrated business with strong market position

Recent acquisitions add
scale and diversity

Assets well positioned to
capture processing,
marketing and
transportation upside

Commodity exposure
substantially hedged
through 2012

Natural Gas Services Segment

Shreveport
Black Lake Pipeline
TX
LA
Wilbreeze Pipeline
Houston
Mont Belvieu Hub
Seabreeze Pipeline
Legend
DCP Midstream Partners Gas Plant
DCP Midstream, LLC Gas Plant
3rd Party Facility
3rd Party NGL Pipeline

© DCP Midstream Partners, LP 2007

Access to key markets / fee-based cash flows

Wilbreeze pipeline delivers
DCP Midstream volumes

Black Lake volumes increasing

Fee-based revenue

NGL Logistics Segment

DCP Midstream Partners Terminal
Open Access Pipeline Terminal
Buckeye Pipeline
TEPPCO Pipeline
75 Miles
Bangor Terminal
ME
NY
VT
NH
Albany Terminal
Selkirk
Auburn Terminal
Berlin Terminal
Midland Terminal
Watkins Glen
MA
Westfield Terminal
CT
RI
Providence
Marine Terminal
OH
PA
NJ
Greensburg
Eagle
WV
MD
VA
DE
York Terminal

© DCP Midstream Partners, LP 2007

Largest wholesale propane
supplier in the Northeast

Generates fee-like earnings

Diversity of supply sources

Integrated and strategically
located business

Integrated business with strong market position

Six owned rail terminals and one owned pipeline terminal

  Leased marine terminal

  475,000 barrels storage

  Marketing at several open access pipeline terminals

Wholesale Propane Logistics Segment

Acquired Businesses

And Constructed Assets

© DCP Midstream Partners, LP 2007

Minden Gas Gathering System
Laser Acquisition
AR
Minden Processing Plant
Ada Processing Plant
Perryville
Market
Hub
Shreveport
Monroe
Ada Gas
Gathering
System
Pelico System
LA

© DCP Midstream Partners, LP 2007

Natural extension of existing
Minden gathering system

Key producers include
Chesapeake, Devon, ConocoPhillips,
Anadarko, Headington

$10 million purchase price

Closed April 2, 2007

Adds 7 MMcf/d to Minden gathered volumes

Laser Transaction - Extends N. LA Footprint

Grady
McClain
Garvin
DCP Midstream Chitwood Plant
Lindsay Gathering System
DCP Midstream Pipelines

© DCP Midstream Partners, LP 2007

Acquired natural gas gathering
assets from Anadarko for $181 million

Expands footprint into Mid-Continent

Provides operational synergies with
assets currently owned and operated
by DCP Midstream, LLC

Gathers approximately 20 mmcf/d of production
in Grady, Garvin and McClain counties

Gathering system consists of over
225 miles of pipeline and 9,500 hp
of compression

Closed May 9, 2007

Compliments Sponsor’s position in Mid-Continent

Lindsay Transaction - Synergies with Sponsor

40% non-operated interest in partnership owning 270 mile
   deepwater GOM gathering & transmission system

600 MMcf/d processing plant and 32 MBbls/d fractionator
   located in Louisiana

25% interest in a 900 mile gathering system, 780 MMcf/d
   processing plant and Carthage Hub located mainly in
   Panola County, Texas

Discovery

East Texas

Purchase of $270 million of equity interests in assets from DCP
Midstream

Closed July 1, 2007

$270 MM “Dropdown” Transaction

Located in Panola, Harrison, Shelby and Rusk Counties, TX with some smaller lines in DeSoto and Caddo Parishes, LA.  Assets include 4 primary parts:

East Texas Gathering System – Over 500 miles of gathering system and over 25,000 HP

Carthage/East Texas Plant - individual gas processing plants with a total capacity of 780 MMcf/d

EasTrans - pipeline and residue gas header system (“Carthage Hub”) at the tailgate of the plant which provides access to 10 different residue pipeline outlets

Fuels Cotton Valley Gathering System - utility gathering system for 15 MMcf/d primarily from Anadarko, and re-delivers to Houston Pipeline without being processed at the Carthage plant

System includes 1,545 meter locations which includes wellhead and central delivery point (“CDP”) locations

Integrated gas gathering and processing complex

East Texas Complex Overview

George Gray Processing Plant
Carthage Gas Gathering
Gregg
Harrison
Caddo
EasTrans Ltd
Smith
Fuels Cotton Valley
Rusk
De Soto
Panola
Shelby
East Texas Processing Plant
Fuels Cotton Valley

© DCP Midstream Partners, LP 2007

East Texas Asset Map

60%

100%

40%

DCP Midstream
Partners

Discovery
Producer
Services LLC

Discovery Gas
Transmission LLC

Williams Partners
L.P.

Discovery Ownership

Located in the eastern Gulf of Mexico and
in Lafourche Parish, Louisiana

Principal assets include:

Gathering laterals – Approx. 100 miles

Discovery Gas Transmission (DGT)
  – 105 mile mainline plus ~60 miles
     of laterals under FERC jurisdiction

Larose Gas Processing Plant –
  600 MMcf/d plant with high
  recoveries and flexibility

Paradis Fractionator – working
  capacity of 32,000 bpd

Tahiti Expansion – delayed pending
   Chevron metallurgical work

Full range of “wellhead-to-market” services for offshore gas producers

Discovery Overview

LA
St. Charles
Paradis Fractionator
Lafourche
LaRose Processing Plant
Terrebonne
MO
VK
CA
BS
MP
EC
VR
EI
SS
PL
ST
GI
WD
SP
Discovery Gathering
and Transportation System
MC
SM
EW
GC
AT

© DCP Midstream Partners, LP 2007

Discovery Asset Map

$635 million acquisition of Momentum Energy Group by DCP Midstream

Allows DCP Midstream and DPM to collectively establish a strong presence in three prominent producing basins

Fort Worth, Piceance and Powder River Basins

DPM acquired Piceance and PRB portions of asset base from DCP Midstream

Assets with existing cash flow

$165 million transaction

Transaction financed via issuance of $100 million of equity to sellers, $12 million equity from DCP Midstream, debt and cash on hand

Number of sellers chose to roll a portion of their equity in Momentum into
DPM units

Closed August 29, 2007

Third-party acquisition made in conjunction with general partner

Momentum Transaction - Brings New Basins

WY
Sheridan
Crook
Campbell
Johnson
Washakie
Douglas Gathering System
Weston
Hot Springs
Fremont
Natrona
Converse
Niobrara
Platte
Goshen

▪

▪

▪

–

–

–

© DCP Midstream Partners, LP 2007

1,324 miles of pipeline with footprint
covering more than 4,000 square miles

High pressure pipeline through the
heart of the Powder River Basin

Multiple operating modes

Low pressure casing head

Medium pressure CBM

High pressure transportation

Extensive Powder River Basin system

Douglas Gathering System

Collbran
Gathering System
Garfield
Anderson Gulch
Processing Plant
Pitkin
Mesa
Gunnison
Delta
CO

© DCP Midstream Partners, LP 2007

High organic growth potential

Evaluating significant future expansion
plans with JV partners

100 MMcf/d Anderson Gulch processing
facility

Processing capacity will expand to 120
MMcf/d in  1Q 2008

Key producers are Plains Exploration and
Delta Petroleum

24,200 acres – 10-year dedication with 67
Bcf volumetric guarantee

95% fee-based contracts

Purchased 70% of system (Plains Exploration
owns 25%, Delta owns 5%)

31 mile gathering system in Southern Piceance Basin in W. Colorado

Collbran Gathering & Processing System

Financial Overview

© DCP Midstream Partners, LP 2007

Fee-based
45%
41%
14%
Fee-based
Commodity–Hedged
Commodity–Unhedged

© DCP Midstream Partners, LP 2007

Contract Mix

2008 Estimated Gross Margin
by Contract Type

Estimated Commodity Sensitivity

Commodity

Natural Gas

NGL’s

Crude Oil

Amount of

Change

$1.00 / MMBtu

$0.10 / Gallon

$5.00 / Bbl

Impact on Cash
Flow ($Millions) *

$0.7

$3.0

$0.2

* Does not include potential non-cash mark-
to-market earnings impact from changes in
the fair value of commodity derivatives

2007 Financial Highlights

Strong cash flows and financing flexibility support growth

Distributable cash flow increased 22% 3Q07 YTD vs. 3Q06 YTD

Sixth consecutive quarterly distribution increase

Total unitholder return since IPO through 11-6-07 of 116%

Expanded credit facility to $850 million

Financed growth through timely and cost effective issuance of equity and debt

Key Investment Highlights

Ability to capitalize on strong sponsorship

Assets with strong market positions

Stable cash flows from fee and substantially hedged commodity positions

Experienced management team with a demonstrated track record of growing midstream and MLP businesses

Organic growth potential

Low cost of capital to facilitate growth strategy

Well positioned to execute growth strategy